UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2021

Blackstone Secured Lending Fund

(Exact name of Registrant as specified in its charter)

Delaware	814-01299	82-7020632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 31st Floor New York, NY	10154
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 503-2100

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On April 20, 2021, Blackstone Secured Lending Fund (the “Fund”) priced an offering of $300 million in aggregate principal amount of its 2.750% notes due 2026 (the “New Notes”) at a price equal to 100.739% of the face value, plus accrued interest from March 16, 2021, resulting in an effective yield to maturity of 2.600%. The New Notes will be issued under the same indenture dated as of July 15, 2020 and supplemental indenture dated March 16, 2021, pursuant to which the Fund previously issued $400 million in aggregate principal amount of its 2.750% notes due 2026 (the “Existing Notes”). The New Notes have identical terms to the Existing Notes, other than the issue date and the issue price. The offering of the New Notes is expected to close on April 27, 2021, subject to customary closing conditions.

The Fund expects to use the net proceeds of this offering to repay indebtedness (which may include any of its revolving credit facilities), make investments in portfolio companies in accordance with its investment objectives, and for general corporate purposes of it and its subsidiaries.

This announcement does not constitute an offer to sell or a solicitation of an offer to buy any of the New Notes, nor shall there be any offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

The New Notes were sold in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. The New Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

Forward-Looking Statements and Important Disclosure Notice

This announcement may contain certain forward-looking statements, including statements with regard to future events or the future performance or operations of the Fund. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, including changes in the economy, risks associated with possible disruption in the Fund’s operations or the economy generally due to pandemics, terrorism or natural disasters, and future changes in laws or regulations and conditions in the Fund’s operating area. Some of these factors are enumerated in the filings the Fund makes with the SEC. The Fund undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blackstone Secured Lending Fund

Date: April 26, 2021	By:	/s/ Marisa J. Beeney
Marisa J. Beeney
Chief Compliance Officer, Chief Legal Officer and Secretary